UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

PROTAGONIST THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PROTAGONIST THERAPEUTICS, INC. 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET SUITE 140 NEWARK, CA 94560 D48309-P52357 You invested in PROTAGONIST THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 27, 2021 10:00 AM, PDT Vote Virtually at the Meeting: To vote during the Meeting go to www.virtualshareholdermeeting.com/PTGX2021. Have the control number that is printed in the box available and follow the instructions. Vote Before the Meeting by Internet: To vote now by internet, go to www.proxyvote.com. Have the control number that is printed in the box available and follow the instructions. Vote Before the Meeting by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items To elect the three nominees for Class II director named below to serve until the 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Nominees: Sarah O’Dowd William D. Waddill Lewis T. “Rusty” Williams, M.D., Ph.D. To ratify the selection by the Audit Committee of the Board of Ernst & Young LLP as Protagonist Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: The Board of Directors knows of no other matters that will be presented for consideration at the 2021 Annual Meeting of Stockholders. If any other matters are properly brought before the 2021 Annual Meeting of Stockholders, it is the intention of the person named in the proxy card to vote on such matters in accordance with their best judgment. Board Recommends For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D48310-P52357